     As filed with the Securities and Exchange Commission on August 17, 2001.

                                                   Registration No. 333-
------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              ARK RESTAURANTS CORP.
             (Exact name of Registrant as specified in its charter)


           New York                                     13-3156768
(State or other jurisdiction of          (I.R.S. employer identification number)
incorporation or organization)

                                 85 Fifth Avenue
                            New York, New York 10003
               (Address of principal executive offices) (Zip Code)

                             1996 STOCK OPTION PLAN
                            (Full title of the plan)

                    SHACK SIEGEL KATZ FLAHERTY & GOODMAN P.C.
                                530 Fifth Avenue
                            New York, New York 10036
                           Attn: Paul S. Goodman, Esq.
                     (Name and address of agent for service)
                                 (212) 782-0700
          (Telephone number, including area code, of agent for service)


                         CALCULATION OF REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------------
     Title of securities        Amount to be        Proposed maximum              Proposed maximum           Amount of
       to be registered         registered(1)   offering price per share(2)   aggregate offering price   Registration Fee
-------------------------------------------------------------------------------------------------------------------------
        Common Stock,             380,000                $9.08                      $3,450,400                 $862.60
   par value $.01 per share
-------------------------------------------------------------------------------------------------------------------------

(1) In addition, pursuant to Rule 416 under the Securities Act of 1933, this Registration Statement also covers an indeterminate number of shares of the Registrant's Common Stock which may become issuable under the 1996 Stock Option Plan (the "Plan") by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the outstanding shares of Registrant's Common Stock.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and 457(h) of the Securities Act of 1933 on the basis of the average of the high and low prices of the Registrant's Common Stock on August 14, 2001, as reported on the NASDAQ National Market System.

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                                EXPLANATORY NOTE
                         AND INCORPORATION BY REFERENCE
                             OF CONTENTS OF EARLIER
             REGISTRATION STATEMENT ON FORM S-8, FILE NO. 333-25363

         The Ark Restaurants Corp. 1996 Stock Option Plan (the "Plan") has been amended to increase the number of shares of common stock, par value $0.01 per share, available for awards thereunder to 650,000. A Registration Statement on Form S-8, File No. 333-25363 was filed previously with the SEC by the Registrant to register 270,000 shares of its common stock issued or issuable under the Plan. Pursuant to General Instruction E to Form S-8, this Registration Statement is being filed to register the additional 380,000 shares of common stock issuable under the Plan. The contents of the prior Registration Statement relating to the 1996 Stock Option Plan, File No. 333-25363, are incorporated herein by reference.

Exhibit Number        Description
--------------        -----------
    4.1               Certificate of Incorporation of the Registrant, filed on January 4, 1983, incorporated by reference to Exhibit 3.1 to the Registrant's Annual Report on
                      Form 10-K for the fiscal year ended October 1, 1994 (the "1994 10-K").

    4.2               Certificate of Amendment of the Certificate of Incorporation of the Registrant
                      filed on October 11, 1985, incorporated by reference to Exhibit 3.2 to the
                      1994 10-K.

    4.3               Certificate of Amendment of the Certificate of Incorporation of the Registrant
                      filed on July 21, 1988, incorporated by reference to Exhibit 3.3 to the 1994
                      10-K.

    4.4               By-Laws of the Registrant, incorporated by reference to Exhibit 3.4 to the 1994 10-K.

    5                 Opinion of Shack Siegel Katz Flaherty & Goodman P.C. with respect to the legality of the Shares being registered hereby.

    23.1              Consent of Shack Siegel Katz Flaherty & Goodman P.C. (contained in the opinion filed as Exhibit 5 hereto).

    23.2              Independent Auditors' Consent of Deloitte & Touche LLP.

    24                Power of Attorney (contained on the signature page hereof).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 17th day of August, 2001.

                                         ARK RESTAURANTS CORP.

                                         By:/s/ Michael Weinstein
                                            ------------------------------------
                                                  Michael Weinstein,
                                                  President

                                POWER OF ATTORNEY

         Each person whose signature to this Registration Statement appears below hereby appoints Michael Weinstein and Robert Towers, and each of them acting singly, as his attorney-in-fact, to sign in his behalf individually and in the capacity stated below and to file all amendments and post-effective amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacity and on the date indicated.

         Signature                       Date                           Capacity in Which Signed
         ---------                       ----                           ------------------------
/s/   Michael Weinstein            August 17, 2001               President, Chief Executive Officer and
--------------------------                                       Director of the Registrant
      Michael Weinstein                                          (Principal Executive Officer)

/s/   Ernest Bogen                 August 17, 2001               Chairman of the Board and Director of the
---------------------------                                      Registrant
      Ernest Bogen

/s/   Robert Towers                August 17, 2001               Executive Vice President, Chief Operating
---------------------------                                      Officer, Treasurer and Director of the Registrant
      Robert Towers

/s/   Vincent Pascal               August 17, 2001               Senior Vice President, Secretary and Director of
---------------------------                                      the Registrant
      Vincent Pascal

/s/   Andrew Kuruc                 August 17, 2001               Senior Vice President, Chief Financial Officer,
---------------------------                                      Controller   and   Director   of  the   Registrant
      Andrew Kuruc                                               (Principal Accounting Officer)

/s/   Paul Gordon                  August 17, 2001               Senior Vice President and Director of the
---------------------------                                      Registrant
      Paul Gordon

/s/   Jay Galin                    August 17, 2001                Director of the Registrant
---------------------------
      Jay Galin

/s/   Donald D. Shack              August 17, 2001                Director of the Registrant
------------------------
      Donald D. Shack

/s/   Bruce R. Lewin               August 17, 2001                Director of the Registrant
---------------------------
      Bruce R. Lewin

EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------
4.1            Certificate of Incorporation of the Registrant, filed on January 4, 1983, incorporated by reference to Exhibit 3.1 to the Registrant's Annual Report on
               Form 10-K for the fiscal year ended October 1, 1994 (the "1994 10-K").

4.2            Certificate of Amendment of the Certificate of Incorporation of the Registrant
               filed on October 11, 1985, incorporated by reference to Exhibit 3.2 to the
               1994 10-K.

4.3            Certificate of Amendment of the Certificate of Incorporation of the Registrant
               filed on July 21, 1988, incorporated by reference to Exhibit 3.3 to the 1994
               10-K.

4.4            By-Laws of the Registrant, incorporated by reference to Exhibit 3.4 to the 1994 10-K.

5              Opinion of Shack Siegel Katz Flaherty & Goodman P.C. with respect to the legality of the Shares being registered hereby.

23.1           Consent of Shack Siegel Katz Flaherty & Goodman P.C. (contained in the opinion filed as Exhibit 5 hereto).

23.2           Independent Auditors' Consent of Deloitte & Touche LLP.

24             Power of Attorney (contained on the signature page hereof).